UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2007


                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5706                   58-0971455
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


         8000 Tower Point Drive
              Charlotte, NC                                          28227
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (704) 321-7380

                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 (b) Departure of Directors or Certain Officers; Election of
              Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On  June  26,  2007,   William  F.  (Mickey)  Harley,   III  advised  Metromedia
International Group, Inc. (the "Company") of his decision to resign from the board of directors of the Company, effective immediately. Mr. Harley confirmed that his decision to resign from the board was not as a result of any disagreement with the Company on any matters relating to the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            METROMEDIA INTERNATIONAL GROUP, INC.
                                            (Registrant)


                                            By: /s/ Harold F. Pyle, III
                                                --------------------------------
                                                Name:  Harold F. Pyle, III
                                                Title: Executive Vice President
                                                       Finance, Chief Financial
                                                       Officer and Treasurer

Date: June 27, 2007
Charlotte, NC